UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2022

Signify Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40028	85-3481223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4055 Valley View Lane, Suite 700, Dallas, TX 75244

(Address of principal executive offices, including zip code)

(972) 715-3800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	SGFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on September 2, 2022, Signify Health, Inc., a Delaware corporation (“Signify” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CVS Pharmacy, Inc., a Rhode Island corporation (“CVS”), and Noah Merger Sub, Inc., a wholly owned subsidiary of CVS (“Merger Subsidiary”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Merger Subsidiary will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of CVS (the “Merger”). On September 19, 2022, Signify filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (“SEC”), and on September 30, 2022, Signify filed a definitive proxy statement (the “Proxy Statement”) with the SEC, in each case in connection with the Merger.

Since the filing of the Preliminary Proxy Statement, nine complaints have been filed in federal courts in Delaware and New York by purported Signify Stockholders against Signify and members of the Signify board of directors in connection with the Merger: Stein v. Signify Health, Inc., et al., Case No. 1:22-cv-8048 (filed September 20, 2022) (S.D.N.Y.); O’Dell v. Signify Health, Inc., et al., Case No. 1:22-cv-8074 (filed September 21, 2022) (S.D.N.Y.); Wolfson v. Signify Health, Inc., et al., Case No. 1:22-cv-8373 (filed September 30, 2022) (S.D.N.Y.); Bruton v. Signify Health, Inc., et al., Case No. 1:22-cv-8425 (filed October 3, 2022) (S.D.N.Y.); Bushansky v. Signify Health, Inc., et al., Case No. 1:22-cv-8527 (filed October 6, 2022) (S.D.N.Y.); Lifshitz v. Signify Health, Inc., et al., Case No. 1:22-cv-8564 (filed October 7, 2022) (S.D.N.Y.); Minzer v. Signify Health, Inc., et al., Case No. 1:22-cv-8540 (filed October 7, 2022) (S.D.N.Y.); Coffman v. Signify Health, Inc., et al., Case No. 1:22-cv-8622 (filed October 11, 2022) (S.D.N.Y.); and Dixon v. Signify Health, Inc., et al., Case No. 1:22-cv-1339 (filed October 11, 2022) (D. Del.) (collectively, the “Stockholder Litigation”). Each of the complaints in the Stockholder Litigation alleges that, among other things, the Preliminary Proxy Statement and/or the Proxy Statement omitted certain material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder.

Additionally, on September 28, 2022, October 3, 2022, October 12, 2022, October 13, 2022, and October 18, 2022, eight purported Signify stockholders sent demand letters alleging similar insufficiencies in the disclosures in the Preliminary Proxy Statement and/or the Proxy Statement in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder (such letters, the “Demand Letters” and collectively with the Stockholder Litigation, the “Litigation Matters”). The plaintiffs in the Stockholder Litigation seek various remedies, including an order enjoining the defendants from proceeding with the Merger, requiring the defendants to disclose allegedly material information that was allegedly omitted from the Proxy Statement, rescinding the Merger in the event that it is consummated or granting rescissory damages, declaring that the defendants violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, awarding costs, including attorneys’ and expert fees and expenses, and granting such other and further relief as the court may deem just and proper.

Signify believes that the claims asserted in the Litigation Matters are without merit and no additional disclosures are required under applicable laws. However, in order to avoid the risk of the Litigation Matters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Signify has determined to voluntarily make the following supplemental disclosures to the Proxy Statement, as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Signify specifically denies all allegations in the Litigation Matters that any additional disclosure was or is required.

These supplemental disclosures will not change the consideration to be paid to Signify stockholders in connection with the Merger or the timing of the special meeting of Signify stockholders (the “Special Meeting”) to be held virtually via live webcast on October 31, 2022, beginning at 9:00 a.m. Eastern Time. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/SGFY2022SM. The Signify board of directors continues to unanimously recommend that you vote “FOR” the proposals to be voted on at the Special Meeting described in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement in Connection with the Litigation Matters

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. In each instance, the bold and underlined language is added and the struck language is removed. All page references are to the Proxy Statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The disclosure in the section entitled “Summary of Material Financial Analysis of Goldman Sachs,” beginning on page 45 of the Proxy Statement, is hereby amended as follows:

The paragraph beginning “Illustrative Discounted Cash Flow Analysis” on page 46 is amended and supplemented as follows:

Illustrative Discounted Cash Flow Analysis. Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Signify. Using the mid-year convention for discounting cash flows and discount rates ranging from 9.5% to 11.5%, reflecting estimates of Signify’s weighted average cost of capital (“WACC”), Goldman Sachs discounted to present value as of June 30, 2022 (i) estimates of unlevered free cash flow, as set forth in the table on page 59 of the Proxy Statement (less stock-based compensation expenses, as set forth in the table on page 59 of the Proxy Statement as amended in this Current Report on Form 8-K), for Signify for the third and fourth quarters of fiscal year 2022 and the fiscal years 2023 through 2031 as reflected in the Forecasts and (ii) a range of illustrative terminal values for Signify, which were calculated by applying next twelve months (“NTM”) terminal year multiples of enterprise value ~~to terminal year NTM Adjusted EBITDA~~ ranging from 8.0x to 10.5x, to an estimate of Signify’s NTM Adjusted EBITDA (less stock-based compensation expenses) of $1,162mm, as provided by Signify management and approved for Goldman Sachs’ use by Signify management, as reflected in the Forecasts (which analysis implied perpetuity growth rates ranging from 0.9% to 4.6%). Utilizing its professional judgment and experience, Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (the “CAPM”), which requires certain company-specific inputs, including Signify’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Signify, as well as certain financial metrics for the United States financial markets generally. The range of illustrative terminal year multiples of enterprise value to terminal year NTM Adjusted EBITDA (less stock-based compensation expenses) for Signify ~~was~~, and the assumptions underlying that analysis, were estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, current and historical multiples of enterprise value to NTM Adjusted EBITDA (which is referred to in this section of the proxy statement as “NTM EV/EBITDA”) for Signify and certain selected publicly traded companies summarized in the section below captioned “—Selected Public Company Comparables.”

The paragraph beginning “Goldman Sachs derived a range of illustrative enterprise values for Signify” on page 46 is amended and supplemented as follows:

Goldman Sachs derived a range of illustrative enterprise values for Signify by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted, from the range of illustrative enterprise values it derived for Signify, the amount of Signify’s total debt and debt-like items as of June 30, 2022 (ranging from $413mm to $414.3mm) and added the amount of Signify’s unrestricted cash and cash equivalents as of June 30, 2022 ($439.4mm) and the present value of the benefit of tax assets covered by the TRA net of the liabilities owed under the TRA discounted at Signify’s WACC ($14.5mm), each as provided by Signify management and approved for Goldman Sachs’ use by Signify management, to derive a range of illustrative equity values for Signify. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Company Stock (ranging from 247.7mm to 248.9mm shares), as provided by Signify management and approved for Goldman Sachs’ use by Signify management, using the treasury stock method, to derive a range of illustrative present values per share of Signify’s common stock ranging from $22.23 to $30.43.

The paragraph beginning “Goldman Sachs then subtracted the amount of Signify’s total debt and debt-like items” on page 46 is amended and supplemented as follows:

Goldman Sachs then subtracted the amount of Signify’s total debt and debt-like items and added the amount of Signify’s unrestricted cash and cash equivalents, as well as the present value of the benefit of tax assets covered by the TRA net of the liabilities owed under the TRA discounted at Signify’s WACC, as of December 31, 2022, 2023 and 2024, each as provided by Signify management and approved for Goldman Sachs’ use by Signify management, from the range of enterprise values in order to derive a range of illustrative equity values as of December 31, 2022, 2023 and 2024. Goldman Sachs then divided these implied equity values by the projected number of fully diluted outstanding Company Stock as of December 31, 2022, 2023 and 2024, as provided by Signify management and approved for Goldman Sachs’ use by Signify management, using the treasury stock method, to derive a range of implied future equity values per share of Signify’s common stock. Goldman Sachs then discounted these implied future equity values per share to June 30, 2022, using an illustrative discount rate of 11.3%, reflecting an estimate of Signify’s cost of equity. Utilizing its professional judgment and experience, Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for Signify, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $19.06 to $28.90 per share of Signify’s common stock.

The table on page 47 is amended and supplemented as follows:

Announcement Year	Target	Acquiror	EV/LTM EBITDA	Closing Date	Estimated Transaction Value ($bn)

High Growth Peers
2021	Inovalon Holdings, Inc.	Nordic Capital / Insight Partners	29.0x	November 2021	$7.2
2020	HMS Holdings Corp.	Gainwell Acquisition Corp.	21.1x	April 2021	$3.4
2018	Cotiviti Holdings, Inc.	Verscend Technologies Inc.	18.0x	August 2018	$4.9
2018	Athenahealth, Inc.	Veritas Capital Fund Management, L.L.C. / Evergreen Coast Capital Corp.	15.2x	February 2019	$5.7
2018	ABILITY Network Inc.	Inovalon Holdings, Inc.	16.6x	April 2018	$1.2
Median (All Transactions—High Growth Peers)			18.0x
Home Health/Post-Acute Peers
2022	LHC Group, Inc.	Optum, Inc.	22.8x	n/a	$6.0
2022	Kindred Healthcare Inc.	Clayton, Dubilier & Rice, Inc.	10.5x	August 2022	$3.4
2018	MatrixCare Holdings, Inc.	ResMed Inc.	25.0x	November 2018	$1.2
2018	Curo Health Services	Humana Inc. / TPG Capital / Welsh, Carson, Anderson & Stowe	14.1x	July 2018	$1.4
2017	Almost Family, Inc.	LHC Group, Inc.	15.1x	April 2018	$1.0
Median (All Transactions—Home Health/Post-Acute Peers)			15.1x
Median (All Transactions)			17.3x

The paragraph beginning “Based on the results of the foregoing calculations” on page 47 is amended and supplemented as follows:

Based on the results of the foregoing calculations of EV/LTM EBITDA multiples and Goldman Sachs’ analyses of the various transactions and its professional judgment and experience, Goldman Sachs selected a reference range of EV/LTM EBITDA multiples of 11.0x to 29.0x to Signify’s LTM Adjusted EBITDA for the twelve-month period ended June 30, 2022, as provided by Signify management and approved for Goldman Sachs’ use by Signify management, to derive a range of implied enterprise values for Signify. Goldman Sachs then subtracted from this range of implied enterprise values the amount of Signify’s total debt and debt-like items (ranging from $348.3mm to $482.5mm), and added the amount of Signify’s unrestricted cash and cash equivalents as of June 30, 2022 ($439.4mm), each as provided by Signify management and approved for Goldman Sachs’ use by Signify management, to derive a range of illustrative equity values for Signify. Goldman Sachs divided the results by the number of fully diluted outstanding shares of Company Stock as of August 31, 2022 (ranging from 244.8mm to 247.8mm shares), as provided by Signify management and approved for Goldman Sachs’ use by Signify management, using the treasury stock method, to derive a range of implied values per share of Signify’s common stock of $9.28 to $23.03.

The paragraph beginning “Premia Paid Analysis” on page 48 is amended and supplemented as follows:

Premia Paid Analysis. Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for 49 transactions announced from September 1, 2012 through September 1, 2022 involving a public company in the healthcare industry (excluding the biotechnology industry) based in the United States as the target where the disclosed enterprise value for the transaction were between $3 billion and $20 billion. For the entire period, using publicly available information, Goldman Sachs calculated the mean, median, 25th percentile and 75th percentile premia of the price paid in each of the transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 27.0%, a mean premium of 30.3%, a 25th percentile premium of 13.3%, and a 75th percentile premium of 38.9% across the period. This analysis, limiting the data set to the 32 transactions with only cash consideration, indicated a median premium of 34.2%, a mean premium of 36.5%, a 25th percentile premium of 16.3%, and a 75th percentile premium of 56.3% across the period. Using this analysis and its professional judgment and experience, Goldman Sachs applied a reference range of illustrative premia of 13.3% to 38.9% to the Unaffected Share Price, and calculated a range of implied equity values per share of Signify’s common stock of $19.44 to $23.82.

The paragraph beginning “Using publicly available information, Goldman Sachs reviewed and compared” on page 48 is amended and supplemented as follows:

Using publicly available information, Goldman Sachs reviewed and compared NTM EV/EBITDA multiples for Signify (ranging from 13.9x for the prior three months to 25.5x since Signify’s IPO) and the following publicly traded corporations in the healthcare and healthcare information technology industries, which are collectively referred to in this section of the proxy statement as the “Selected Companies”:

The disclosure in the section entitled “Deutsche Bank’s Financial Analyses,” beginning on page 53 of the Proxy Statement, is hereby amended as follows:

The table on page 55 is amended and supplemented as follows:

Month and Year Announced	Target/Acquiror	TEV/LTM EBITDA	Closing Date	Implied Total Enterprise Value ($ in billions)

Home-Based Healthcare Services Transactions
August 2016	Matrix Medical Network / Frazier Healthcare Partners	10.4x	October 2016	$0.5
April 2018	Curo Health Services / Humana Inc., TPG Capital and Welsh Carson, Anderson & Stowe	14.1x	July 2018	$1.4
April 2021	Kindred at Home / Humana Inc.	12.5x	August 2021	$8.1
March 2022	LHC Group, Inc. / UnitedHealth Group Inc.	22.7x	n/a	$6.0
Tech-Enabled Healthcare Services Transactions
July 2015	Altegra Health / Emdeon Inc.	15.4x	August 2015	$0.9
June 2018	Cotiviti Holdings, Inc. / Verscend Technologies, Inc. (Veritas Capital portfolio company)	18.0x	August 2018	$4.9
December 2020	HMS Holdings Corp. / Gainwell Acquisition Corp. (Veritas Capital portfolio company)	21.1x	April 2021	$3.4
August 2021	Inovalon Holdings, Inc. / Consortium including Nordic Capital and Insight Partners as lead co-investors	29.0x	November 2021	$7.2
June 2022	Convey Health Solutions / TPG Capital	15.7x	n/a1	$1.1

The paragraph beginning “Based upon the results of the selected precedent transactions analysis” on page 55 is amended and supplemented as follows:

Based upon the results of the selected precedent transactions analysis summarized above, and taking into account its professional judgment and experience, Deutsche Bank calculated ranges of estimated implied value per share of Class A Common Stock by applying multiples of TEV/LTM EBITDA of 14.0x to 29.0x to Signify’s last-twelve-months Adjusted EBITDA for the period ending June 30, 2022, as provided by Signify’s management, resulting in a range of implied values of $11.69 to $23.03 per share of Class A Common Stock.

The paragraph beginning “In performing the discounted cash flow analysis” on page 55 is amended and supplemented as follows:

In performing the discounted cash flow analysis, Deutsche Bank, taking into account its professional judgment and experience, calculated and applied a range of discount rates of 9.6% to 10.7% to the sum of (i) unlevered free cash flows estimated to be generated by Signify for the fiscal years 2022 to 2031, as reflected in the financial forecasts and data provided by Signify’s management, and (ii) estimated terminal values of Signify calculated using perpetuity growth rates ranging from 2.5% to 3.5% (which analysis applied resulted in implied terminal year enterprise value to Adjusted EBITDA multiples ranging from 8.6x to 11.6x). As reflected in the financial forecasts and data provided by Signify’s management, stock-based compensation was treated as a cash expense and unlevered free cash flow was calculated as (a) Adjusted EBITDA, less (b) stock-based compensation, less (c) cash taxes, less (d) capital expenditures and less (e) changes in net working capital, in each case as provided to Deutsche Bank by Signify’s management (as set forth in the table on page 59 of the Proxy Statement, as amended in this Current Report on Form 8-K). For additional information regarding the financial data provided by Signify’s management underlying these calculations, please see “The Merger-Certain Unaudited Prospective Financial Information.”

[1]	This transaction closed in October 2022, subsequent to the date of Deutsche Bank’s opinion.

The paragraph beginning “Deutsche Bank derived the foregoing” on page 55 is amended and supplemented as follows:

Deutsche Bank derived the foregoing range of discount rates using a weighted average cost of capital analysis, taking into account its professional judgment and experience, based on a risk free rate of 3.6% ~~using~~ (the 20-year U.S. government bond yield as of September 1, 2022), the cost of debt and certain other financial metrics, including betas, for Signify and the other selected companies described above.

The disclosure in the section entitled “Certain Unaudited Prospective Financial Information,” beginning on page 58 of the Proxy Statement, is hereby amended as follows:

The table following the sentence beginning “The following table presents a summary of the Unaudited Prospective Financial Information” on page 59 is amended and supplemented as follows:

$ in millions	6/30/22 Stub	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E
Total Revenue	$439	$1,079	$1,331	$1,583	$1,851	$2,127	$2,402	$2,662	$2,897	$3,107
Adjusted EBITDA	$107	$315	$411	$511	$617	$732	$849	$967	$1,054	$1,131
Cash Taxes	($11)	($53)	($76)	($100)	($125)	($152)	($180)	($209)	($231)	($251)
Capital Expenditure	($19)	($34)	($41)	($48)	($55)	($62)	($69)	($75)	($80)	($84)
Change in Net Working Capital	$16	($28)	($35)	($33)	($35)	($36)	($37)	($35)	($32)	($29)
Stock-based compensation expenses	($33)	($40)	($42)	($44)	($45)	($46)	($47)	($48)	($48)	($48)
Unlevered Free Cash Flow	$61	$160	$217	$285	$358	$435	$516	$600	$663	$720

The disclosure in the section entitled “Background of the Merger,” beginning on page 31 of the Proxy Statement, is hereby amended as follows:

The paragraph beginning “Between the June 20 meeting of the Board” on page 32 is amended and supplemented as follows:

Between the June 20 meeting of the Board of Directors and July 26, 2022, Signify negotiated and executed substantively similar non-disclosure agreements with twelve of the fifteen parties contacted by representatives of Goldman Sachs, of which seven were financial sponsors, including Party A and Party B, and five were strategic parties, including CVS Health, Party C and Party D. All twelve of the negotiated non-disclosure agreements, including among things, an employee non-solicit provision ranging from twelve to eighteen months and eleven of the twelve non-disclosure agreements, including the non-disclosure agreement with CVS Health, included a twelve-month standstill provision; the twelfth did not include a standstill provision or a “don’t ask, don’t waive” provision, but was otherwise substantively similar to the other eleven. The standstill provisions included customer exclusions, including a provision that terminated the standstill upon Signify’s entry into or public announcement of certain acquisition transactions, such that no party that entered into a non-disclosure agreement with Signify currently is restricted from making a proposal to acquire Signify.

The paragraph beginning “Also, on August 31, 2022, Signify” on page 37 is amended and supplemented as follows:

Also, on August 31, 2022, Signify executed a non-disclosure agreement with Party C pursuant to which Party C would provide Signify with non-public information about Party C in connection with further discussions regarding the Party C Proposal. The non-disclosure agreement with Party C did not include (i) a standstill provision binding on Signify with respect to Party C ~~or~~ (ii) a non-solicit provision binding on Signify or (iii) a “don’t ask, don’t waive” provision binding on Signify. Party C did not submit an updated offer prior to the execution of the Merger Agreement with CVS Health.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Such forward-looking statements include statements relating to the Company’s strategy, goals, the value of, timing and prospects of the proposed transaction. These forward-looking statements are based on the Company management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” or similar expressions and the negatives of those terms. These forward-looking statements, which are subject to risks, uncertainties and assumptions about the Company, may include statements regarding the Company’s business operations, assets, valuations, financial conditions, results of operations, future plans, strategies, and expectations, and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders of the Company) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the proposed transaction; (c) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (d) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business (and the potential failure of the Company’s existing customers to continue or renew their contracts with the Company or increase in the number of customer cancellations); (e) the risk that any announcements related to the proposed transaction could have adverse effects on the Company’s stock price, credit ratings or operating results; (f) significant transaction costs; and (g) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of the Company described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by the Company from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company gives no assurance that it will achieve its expectations.

Additional Information and Where to Find It

On September 30, 2022, the Company filed with the SEC a definitive proxy statement relating to the proposed transaction. The definitive proxy statement has been mailed to the Company’s stockholders in connection with the proposed transaction. This communication is not a substitute for the definitive proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY DECISION, THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s definitive proxy statement. You will be able to obtain a free copy of the definitive proxy statement and other related documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.signifyhealth.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise are included in the proxy statement described above. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.signifyhealth.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signify Health, Inc.

Date: October 21, 2022	By:	/s/ Steve Senneff
Steve Senneff
President and Chief Financial & Administrative Officer